       COVER


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 23, 1998


                    Union Pacific Corporation
      (Exact Name of Registrant as Specified in its Charter)


        Utah                1-6075                13-2626465
  (State or Other        (Commission           (I.R.S. Employer
   Jurisdiction of        File Number)          Identification No.)
    Incorporation)


     1717 Main Street, Suite 5900, Dallas, Texas      75201
      (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code:  (214) 743-5600


                               N/A
   Former Name or Former Address, if Changed Since Last Report

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Item 5.   Other Events.

     Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on July 23, 1998 announcing Union Pacific Corporation's financial results for the second quarter of 1998, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)    Exhibits.

            99 Press Release dated July 23, 1998 announcing Union Pacific Corporation's financial results for the second quarter of 1998.

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 1998


                              UNION PACIFIC CORPORATION


                              By: /s/ Richard J. Ressler
                                 -----------------------
                                   Richard J. Ressler
                                   Assistant General Counsel

       EXHIBIT INDEX

                                EXHIBIT INDEX

     Exhibit   Description

     99 Press Release dated July 23, 1998 announcing Union Pacific Corporation's financial results for the second quarter of 1998.